                                          ALLSTATE LIFE INSURANCE COMPANY
                                    ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

                        Allstate RetirementAccess Variable Annuity B SeriesSM ("B Series")
                        Allstate RetirementAccess Variable Annuity L SeriesSM ("L Series")
                        Allstate RetirementAccess Variable Annuity X SeriesSM ("X Series")

                                        Supplement, dated February 23, 2009
                                                        To
                                 Prospectuses, dated May 1, 2008, as supplemented

This  Supplement  should be read and retained  with the current  Prospectus  for your annuity.  This  Supplement is intended to update certain  information in the Prospectus for the variable  annuity you own, and is not intended to be a  prospectus  or offer for any other  variable  annuity  listed  here  that you do not own.  If you would  like another copy of the current  Prospectus,  please contact us at 1-866-695-2647  for Allstate Life Insurance Company,
or 1-877-234-8688 for Allstate Life Insurance Company of New York.

Discontinuance of the Guaranteed Minimum Income Benefit.

Effective as of the date of this  supplement,  we will cease our offering of the Guaranteed  Minimum Income Benefit
(GMIB).  This action has no effect on any GMIB elections prior to the closure date.